Investment Strategy - Golden Eagle Dynamic Hypergrowth ETF	Sep. 10, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is an actively-managed exchange-traded fund that seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stock of “hypergrowth companies.” The Fund defines a company as a “hypergrowth company” if it has a year-over-year sales growth rate of at least 40% in the most recently reported fiscal quarter. The Fund expects to focus on U.S.-listed stocks, primarily of U.S. companies, but may also invest in non-U.S. companies the stock of which is listed on a U.S. exchange and depository receipts (i.e., American Depositary Receipts or “ADRs”). The Fund may also invest in ETFs or other cash instruments to manage portfolio weightings and liquidity.

The Adviser’s strategy is driven by the Adviser’s proprietary model. The model excludes companies with less than $100 million in sales over the past four quarters, and applies certain factors including the liquidity of the stock, the sales growth of the company, and certain other proprietary performance factors. There is no restriction on the market capitalization of companies in which the Fund may invest.

The Fund will typically hold between 60-80 securities but may consist of a lesser or greater number of securities as determined by the Adviser. The Adviser continuously monitors the Fund’s portfolio, and typically implements any rebalancing of the Fund’s portfolio monthly.

Strategy Portfolio Concentration [Text]	The Fund is an actively-managed exchange-traded fund that seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stock of “hypergrowth companies.”